Contact Info:Arron K. Sutherland, President and CEO

Illinois Casualty Company

(309) 732-0105

arrons@ilcasco.com

225 20th Street, Rock Island, IL  61201

ICC Holdings, Inc. Discloses Update to Plan for Niche Expansion into the Cannabis Market

FOR IMMEDIATE RELEASE: 05/21/2019

Rock Island, IL. – May 21, 2019 – ICC Holdings, Inc. (NASDAQ: ICCH) (the Company), parent company of Illinois Casualty Company, a regional, multi-line property and casualty insurance company focusing primarily on the food and beverage industry, today reported that the Board of Directors has authorized management to submit applications to the Illinois Insurance Department to offer its current insurance policies to cannabis-related businesses in Illinois effective upon the State of Illinois legalizing recreational use of cannabis.  Furthermore, if the Secure and Fair Enforcement Banking Act of 2019 or similar legislation providing a safe harbor for insurance companies that provide insurance products to legitimate cannabis-related businesses and service providers is enacted into law,  Illinois Casualty Company will submit applications to offer its current insurance policies in other jurisdictions where Illinois Casualty Company offers insurance products and the recreational use of cannabis is, or would be as of such date, legal.   Subject to the contingencies described in the previous sentence, the offering of such insurance products by Illinois Casualty Company would occur no earlier than January 1, 2020. There can be no assurance that any such legislation will be approved.

ABOUT ICC HOLDINGS, INC.

ICC Holdings, Inc. is a vertically integrated company created to facilitate the growth, expansion and diversification of its subsidiaries in order to maximize value to its stakeholders.  The group of companies consolidated under ICC Holdings, Inc. engages in diverse, yet complementary business activities, including property and casualty insurance, real estate, and information technology.

The Company’s common shares trade on the NASDAQ Capital Market under the ticker symbol “ICCH”. For more information about ICC Holdings, visit http://ir.iccholdingsinc.com.

FORWARD-LOOKING STATEMENTS

This press release, and oral statements made regarding the subjects of this release, contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, or the Reform Act, which may include, but are not limited to, statements regarding the Company’s, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts, including statements identified by words such as “believe,” “plan,” “seek,” “expect,” “intend,” “estimate,” “anticipate,” “will,” and similar expressions. All statements addressing operating performance, events, or developments that the Company expects or anticipates will occur in the future, including statements relating to revenue and profit growth, product and segment expansion, including offerings to cannabis-related businesses, approval of legislation related to cannabis-related businesses, regulatory approval in connection with expansion, and market share, as well as statements expressing optimism or pessimism about future operating results, are forward-looking statements within the meaning of the Reform Act. The forward-looking statements are based on management's current views and assumptions regarding future events and operating performance, and are inherently subject to significant business, economic, and competitive uncertainties and contingencies and changes in circumstances, many of which are beyond the Company’s control. The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company does not undertake any obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Although the Company does not make forward-looking statements unless it believes it has a reasonable basis for doing so, the Company cannot guarantee their accuracy. The foregoing factors, among others, could cause actual results to differ materially from those described in these forward-looking statements. For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, “Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations,” including “Forward-Looking Information,” set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. No undue reliance should be placed on any forward-looking statements.